UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 14, 2010

COMPREHENSIVE CARE CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	1-9927	95-2594724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3405 W. Dr. Martin Luther King Jr. Blvd, Suite 101 Tampa, Florida	33607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 288-4808

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On June 14, 2010, Comprehensive Care Corporation (the “Company”) entered into separate Agreements of Exchange and Issuance of Senior Notes and Warrants with each of the James A. and Rosemary L. Meyer Trust (the “Meyer Trust”) and the Schwarting Revocable Trust (the “Schwarting Trust”).

Pursuant to the terms of an Exchange and Issuance of Senior Notes and Warrants Agreement between the Company and the Meyer Trust (the “Meyer Exchange Agreement”), the Company and the Meyer Trust completed an exchange (the “ Meyer Exchange”) whereby the Meyer Trust exchanged $70,000.00 in principal amount of the Company’s outstanding 7-1/2% Convertible Subordinated Debentures (the “Debentures”) plus accrued interest thereon for (i) a senior promissory note issued by the Company to the Meyer Trust in the principal amount of $72,625.00 ( the “Meyer Senior Note”), (ii) a warrant issued by the Company to the Meyer Trust to purchase 290,500 shares of the Company’s common stock ( the “Meyer Warrant”), and (iii) cash paid by the Company to the Meyer Trust in the amount of $3,631.25 (the “Meyer Exchange Cash”).

Pursuant to the terms of an Exchange and Issuance of Senior Notes and Warrants Agreement between the Company and the Schwarting Trust (the “Schwarting Exchange Agreement”) the Company and the Schwarting Trust completed an exchange (the “ Schwarting Exchange”), whereby the Schwarting Trust exchanged $10,000.00 in principal amount of the Company’s Debentures plus accrued interest thereon for (i) a senior promissory note issued by the Company to the Schwarting Trust in the principal amount of $10,375.00 ( the “Schwarting Senior Note”), (ii) a warrant issued by the Company to the Schwarting Trust to purchase 41,500 shares of the Company’s common stock ( the “Schwarting Warrant”), and (iii) cash paid by the Company to the Schwarting Trust in the amount of $518.75 (the “Schwarting Exchange Cash”).

The Meyer Exchange Agreement and the Schwarting Exchange Agreement provide for the obligations of the Company and the Meyer Trust and the Schwarting Trust, respectively, in their respective exchanges and contain customary representations and warranties of the Company relating thereto. The Meyer Senior Note and the Schwarting Senior Note bear interest at a rate of 10% per annum to be paid semiannually on April 15 and October 15 of each year through April 15, 2012, and the principal of such notes is due on April 15, 2012. The Meyer Senior Note and the Schwarting Senior Note contain (i) provisions defining Events of Default thereunder, including, without limitation, failure by the Company to make payments of interest or principal when due, and (ii) certain covenants of the Company, including, without limitation, covenants to pay the principal and interest due on such notes and restrictions on mergers of the Company and transfers of substantially all of its assets.

The Meyer Warrant and the Schwarting Warrant may be exercised in whole or in part at an initial exercise price of $0.25 per share at any time until 6:00 pm (Eastern) on June 14, 2015. The Meyer Warrant and the Schwarting Warrant contain anti-dilution provisions triggered by certain events involving the Company, including, without limitation, the issuance of dividends, stock splits, mergers and consolidations and other dilutive issuances by the Company.

The Meyer Senior Note, the Schwarting Senior Note, the Meyer Warrant, the Schwarting Warrant, the Meyer Exchange Cash and the Schwarting Exchange Cash were issued or paid, as the case may be, by the Company to the Meyer Trust and the Schwarting Trust in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended, provided in Section 3(a)(9) thereof. No sales of securities of the same class as the Meyer Senior Note, the Schwarting Senior Note, the Meyer Warrant or the Schwarting Warrant were made by the Company by or through an underwriter at or about the same time as the Meyer Exchange or the Schwarting Exchange. The Meyer Exchange and the Schwarting Exchange were effectuated in response to an unsolicited request by James A. Meyer as a trustee of the Meyer Trust and Walter A. Schwarting as a trustee of the Schwarting Trust.

The foregoing description is a summary of certain of the terms of the Meyer Senior Note, the Meyer Warrant, the Meyer Exchange Agreement, the Schwarting Senior Note, the Schwarting Warrant and the Schwarting Exchange Agreement. This summary does not purport to be complete and is qualified in its entirety by the complete text of (i) the form of Meyer Senior Note, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference, (ii) the form of Meyer Warrant, which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference, (iii) the form of Schwarting Senior Note, which is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated herein by reference, (iv) the form of Schwarting Warrant, which is filed as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated herein by reference, (v) the Meyer Exchange Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference, and (vi) the Schwarting Exchange Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Form of Meyer Senior Note.

4.2	Form of Meyer Warrant.

4.3	Form of Schwarting Senior Note.

4.4	Form of Schwarting Warrant.

10.1	Exchange Agreement between the Meyer Trust and the Company.

10.2	Exchange Agreement between the Schwarting Trust and the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPREHENSIVE CARE CORPORATION

Date: June 15, 2010	By:	/s/ Giuseppe Crisafi
Giuseppe Crisafi
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

4.1	Form of Meyer Senior Note.

4.2	Form of Meyer Warrant.

4.3	Form of Schwarting Senior Note.

4.4	Form of Schwarting Warrant.

10.1	Exchange Agreement between the Meyer Trust and the Company.

10.2	Exchange Agreement between the Schwarting Trust and the Company.